Filed Pursuant to Rule 497(e)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
Supplement dated July 29, 2011 to PROSPECTUSES dated May 2, 2011
This Supplement applies to REVOLUTION VALUE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.). It supplements prospectuses dated May 2, 2011, for these Contracts.
You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”), and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-824-0335 to request a free copy.
Changes to Variable Investment Option
This Supplement describes the following changes to the M International Equity Fund:
We have updated the fees that appear in the table under “III. Fee Tables – Portfolio Annual Expenses” as follows (we use underlines to show additions and ~~strikethroughs~~ to show deletions to the text):

					Acquired	Total
			Distribution		Portfolio	Annual	Contractual	Net
	Management		and Service	Other	Fees and	Operating	Expense	Operating
Portfolio/Series	Fee		(12b-1) Fees	Expenses	Expenses[1]	Expenses	Reimbursement	Expenses
M Fund, Inc.:
M Business Opportunity Value Fund	0.63%		0.00%	0.27%	—	0.90%	0.02%[5]	0.88%
M Capital Appreciation Fund	0.90%		0.00%	0.20%	—	1.10%	0.00%[5]	1.10%
M International Equity Fund	0.70~~65~~	%[6]	0.00%	0.23%	—	0.93~~88~~ %	0.00%[5]	0.93~~88~~ %
M Large Cap Growth Fund	0.62%		0.00%	0.21%	—	0.83%	0.00%[5]	0.83%

[5] For the period from May 1, 2011 to April 30, 2012, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse each Portfolio certain operating expenses (other than advisory fees, brokerage or other portfolio transaction or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Portfolio’s annualized average daily ~~average~~ net assets.

[6] Restated to reflect current fees. Effective June 17, 2011~~March 1, 2011,~~ the advisory fee payable to the Adviser increased~~decreased~~ from 0.65%~~1.10% of the first $10 million, 0.95% of the next $10 million, 0.75% of the next $30 million and 0.65% on amounts above $50 million~~ of the Portfolio’s average daily net assets to 0.70%~~a flat fee of 0.65%~~ of the Portfolio’s average daily net assets.
We have updated the Portfolio’s subadviser that appears in the table under “V. General Information about Us, the Separate Account and the Portfolios – Portfolio Investment Objectives and Strategies” as follows (we use underlines to show additions and ~~strikethroughs~~ to show deletions to the text):

Northern Cross, LLC~~Brandes Investment Partners, LP~~
M International Equity Fund	Seeks long-term capital appreciation.
You should retain this Supplement for future reference.
Supplement dated July 29, 2011